Options Grant	6 Months Ended
Jun. 30, 2024
Options Grant [Abstract]
Options grant

Note 5 - Options grant

During the six-month period ended June 30, 2024, the Company’s Board of Directors approved an allotment of 107,000 options exercisable into shares of the Company, to several grantees. Each option is exercisable into one ordinary share of the Company par value NIS 0.01, over a vesting terms as determined by the Company’s Board of Directors, against a cash exercise price of NIS 0.837 per share (subject to standard adjustments). The fair value of the benefit in respect of the grant was estimated at an amount of NIS 89 which will be carried to profit and loss over the vesting period.